UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 3, 2008

Lithia Motors, Inc. (Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93 - 0572810
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

360 E. Jackson Street
Medford, Oregon 97501
(Address of Principal Executive Office)

Registrant's telephone number including area code 541-776-6868

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

     On June 3, 2008, Lithia Motors, Inc. issued a press release announcing that Chairman and Chief Executive Officer, Sid DeBoer; and Chief Financial Officer, Jeff DeBoer will give a presentation at the Stephens, Inc. Investment Conference being held at the New York Palace Hotel in New York, New York beginning at approximately 1:30 pm EDT on Thursday, June 5th, 2008.

     This conference will have a slide presentation and live audio webcast, with a replay available for at least 30 days, accessible through the following link, http://www.wsw.com/webcast/stph8/lad, or the Investor Relations section of Lithia's website. Log-on to: www.lithia.com - go to Investor Relations.

     A copy of the press release is attached as Exhibit 99.1 and a copy of the slide presentation is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
99.1 Press Release
99.2 Slide Presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date:	June 4, 2008	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary